Exhibit 99.1

Pacific State Bancorp                                     1899 West March Lane
                                                          Stockton, CA 95207
                                                          209/870-3214 Telephone
                                                          209/870-3255 Fax

PRESS RELEASE
--------------------------------------------------------------------------------

                     FOR IMMEDIATE RELEASE OCTOBER 21, 2005

                  PACIFIC STATE BANCORP REPORTS RECORD PROFITS
                                AND ASSET GROWTH

Stockton, California - October 21, 2005 -

Steven A. Rosso, President and C.E.O. of Pacific State Bancorp (NASDAQ/PSBC), reported record profits for the Stockton, California based financial institution. PSBC reported 3rd quarter net income of $1,198,000 and year-to-date net income of $3,203,000 for the period ending September 30, 2005. PSBC reported Total Assets as of September 30, 2005 of $293,650,000. Rosso noted that the financial performance increases reflected strong annual and quarter over quarter improvement.

PSBC quarter over quarter for September 30, 2005 compared to September 30, 2004 financial performance statistics are as follows:

Balance Sheet:

     o Total Fed Funds, Interest Bearing deposits in banks and Investment Securities as of 9/30/05: $37,851,000, an increase of $5,523,000 or
          17.08%
     o    Net Loans as of 9/30/05: $219,002,000, an increase of $30,813,000 or
          16.37%
     o    Total Assets as of 9/30/05: $293,650,000, an increase of $42,965,000 or 17.14%
     o Non-Interest Deposits as of 9/30/05: $61,509,000, an increase of $10,009,000 or 19.43%
     o    Total Deposits as of 9/30/05: $258,950,000, an increase of $39,938,000 or 18.24%
     o Total Shareholders Equity as of 9/30/05: $20,131,000, an increase of $4,195,000 or 26.32%

Income Statement:

     o Total Interest Income for the quarter ended 9/30/05: $5,117,000, an increase of $1,746,000 or 51.79%
     o Total Interest Expense for the quarter ended 9/30/05: $1,365,000, an increase of $562,000 or 70.00%
     o Net Interest Income for the quarter ended 9/30/05: $3,752,000, an increase of $1,184,000 or 46.11%
     o Non-Interest Income for the quarter ended 9/30/05: $577,000, a decrease of $240,000 or (29.38%). The decline in non-interest income was due to a reduction in Service Charges, Mortgage Fees, and Gain on Sale of loan Income as compared to the 3rd quarter of 2004.
     o Total Non-Interest Expense for the quarter ended 9/30/05: $2,361,000, an increase of $521,000 or 28.32%. The primary reason for the increase in non-interest expense was the cost associated with the Castro Valley LPO and company wide salary expense increases as compared to the 3rd quarter of 2004.
     o Net Income for the quarter ended 9/30/05: $1,198,000, an increase of $304,000 or 34.00%
     o Return on Average Assets for the quarter ended 9/30/05: 1.69% up from 1.46% as of 9/30/04
     o Return on Equity for the quarter ending 9/30/05: 24.76% up from 23.53% as of 9/30/04
     o Efficiency Ratio for the quarter ending 9/30/05: 54.54% improving from 54.36% as of 9/30/04
     o Basic Earnings per share for the quarter ending 9/30/05: $0.35, an increase of $0.09 per share or 34.62%
     o Diluted Earnings per share for the quarter ending 9/30/05: $0.31, an increase of $0.07 per share or 29.17%

PSBC Year-To-Date financial performance for the Nine Month period ending September 30, 2005 is as follows:

Balance Sheet

     o Fed Funds as of 9/30/05: $16,763,000, an increase of 100% from year end 2004. Interest Bearing Deposits in other banks as of 9/30/05:
          $100,000, a decline of $6,000,000 or (98.36%) from year end 2004.
          Investment securities as of 9/30/05: $20,988,000, an increase of $3,506,000 or 20.05% from year end 2004

     o    Net Loans as of 9/30/05: $219,202,000, an increase of $19,667,000 or
          9.86% from year end 2004
     o    Total Assets as of 9/30/05: $293,650,000, an increase of $39,289,000 or 15.45% from year end 2004
     o Non-Interest Bearing Deposits as of 9/30/05: $61,509,000, an increase of $9,529,000 or 18.33% from year end 2004
     o    Total Deposits as of 9/30/05: $258,950,000, an increase of $35,189,000 or 15.73% from year end 2004
     o Total Shareholders Equity as of 9/30/05: $20,131,000, an increase of $3,301,000 or 19.61% from year end 2004

Income Statement

     o Total Interest Income year-to-date 9/30/05: $13,574,000, an increase of $4,066,000 or 42.76% compared to 9/30/04
     o Total Interest Expense year-to-date 9/30/05: $3,644,000, an increase of $1,550,000 or 74.02% compared to 9/30/04
     o Net Interest Income year-to-date 9/30/05: $9,930,000, an increase of $2,516,000 or 33.94% compared to 9/30/04
     o Non-Interest Income year-to-date 9/30/05: $1,943,000, a decrease of $46,000 or (2.31%) compared to 9/30/04
     o Total Non-Interest Expense year-to-date 9/30/05: $6,588,000, an increase of $1,269,000 or 23.86% compared to 9/30/04
     o Net Income year-to-date 9/30/05: $3,203,000, an increase of $875,000 or 37.59% compared to 9/30/04
     o Return on Average Assets year-to-date 9/30/05 1.57% up from 1.39% as of 9/30/04
     o Return on Equity year-to-date 9/30/05 23.65% up from 21.72% as of 9/30/04
     o Efficiency Ratio year-to-date 9/30/05 55.49% improving from 56.57% as of 9/30/04
     o Basic Earnings per share year-to-date 9/30/05 $0.93, an increase of $0.30 per share or 47.62%
     o Diluted Earnings per share year-to-date 9/30/05 $0.82, an increase of $0.14 per share or 20.59%

Attached is certain additional unaudited financial data supporting the above financial information. If further information is required inquires should be directed to Steven A. Rosso, President and C.E.O. of Pacific State Bancorp: telephone 209-870-3214, or mail all request for further information to P.O. Box 1649, Stockton, California 95201. Additional information can be obtained by visiting the Company website -www.pacificstatebank.com.

                              PACIFIC STATE BANCORP
                      CONSOLIDATED CONDENSED BALANCE SHEET
                                    Unaudited

                                                                               (unaudited)         10K
                                                                              September 30,    December 31,
(in thousands, except share amounts)                                              2005            2004
---------------------------------------------------------------------------   -------------   -------------
Assets
------
Cash and due from banks                                                       $      16,580   $      12,108
Federal funds sold                                                                   16,763               0
Interest -bearing deposits in banks                                                     100           6,100
Investment securities - available for sale (carrying value of $22,215 in
2005 and $17,407 in 2004)                                                            20,988          17,482
Loans, less allowance for loan losses of $2,214 in 2005 and $2,214 in 2004          219,002         199,535
Bank premises and equipment, net                                                      9,479           9,748
Company owned Life Insurance                                                          4,806           4,246
Accrued interest receivable and other assets                                          5,932           5,142
                                                                              -------------   -------------
                Total assets                                                  $     293,650   $     254,361
                                                                              =============   =============
Liabilities and Shareholders' Equity
------------------------------------
Deposits:
    Non-interest bearing                                                      $      61,509   $      51,980
    Interest bearing                                                                197,441         171,781
                                                                              -------------   -------------
        Total deposits                                                              258,950         223,761
Other Borrowings                                                                      4,000           4,000
Subordinated debentures                                                               8,764           8,764
Accrued interest payable and other liabilities                                        1,805           1,006
                                                                              -------------   -------------
        Total liabilities                                                           273,519         237,531
Commitments and contingencies
Shareholders' equity:

    Preferred stock - no par value; 2,000,000 shares authorized;                        ---             ---

    Common stock - no par value; 24,000,000 shares authorized;
     shares issued and outstanding 3,489,982 in 2005 and 3,448,042 in 2004            7,291           7,159

Retained earnings                                                                    12,829           9,626
Accumulated other comprehensive (loss) income, net of tax                                11              45
                                                                              -------------   -------------
                Total shareholders' equity                                           20,131          16,830
                Total liabilities and shareholders' equity                    $     293,650   $     254,361
                                                                              =============   =============

                              PACIFIC STATE BANCORP

                                INCOME STATEMENT

                                                           September 30,                 September 30,
                                                        Three Months Ended            Nine Months Ended
                                                   ---------------------------   ---------------------------
(in thousands, except share amounts)                   2005           2004           2005           2004
------------------------------------------------   ------------   ------------   ------------   ------------
Interest income:
    Interest and fees on loans                     $      4,836   $      3,200   $     12,716   $      9,094
    Interest on federal funds sold                           84             27            209             42
    Interest on investment securities                       197            144            649            372
                                                   ------------   ------------   ------------   ------------
                Total interest income                     5,117          3,371         13,574          9,508
Interest expense:
    Interest on deposits                                  1,199            671          3,205          1,748
    Trust preferred securities                              145            101            372            251
    Interest on borrowings                                   21             31             67             95
                                                   ------------   ------------   ------------   ------------
                Total interest expense                    1,365            803          3,644          2,094
                                                   ------------   ------------   ------------   ------------
                Net interest income                       3,752          2,568          9,930          7,414
Provision for loan losses                                    90            138            210            366
                                                   ------------   ------------   ------------   ------------
            Net interest income after
             provision for loan losses                    3,662          2,430          9,720          7,048
                                                   ------------   ------------   ------------   ------------
Non-interest income:
    Service charges                                         197            286            567            891
    Other fee income                                        238            291            648            785
    Gain from sale of loans                                 142            240            728            313
                                                   ------------   ------------   ------------   ------------
                Total non-interest income                   577            817          1,943          1,989
Non-Interest expenses:
    Salaries and employee benefits                        1,255            853          3,563          2,580
    Occupancy                                               224            200            618            536
    Furniture and equipment                                 156            125            436            354
    Other                                                   726            662          1,971          1,849
                                                   ------------   ------------   ------------   ------------
                Total Non-Interest expenses               2,361          1,840          6,588          5,319
                                                   ------------   ------------   ------------   ------------
                Income before income taxes                1,878          1,407          5,075          3,718
Income tax expense                                          680            513          1,872          1,390
                                                   ------------   ------------   ------------   ------------
                Net income                         $      1,198   $        894   $      3,203   $      2,328
                                                   ============   ============   ============   ============
Basic earnings per share                           $       0.35   $       0.26   $       0.93   $       0.63
                                                   ============   ============   ============   ============
Diluted earnings per share                         $       0.31   $       0.24   $       0.82   $       0.68
                                                   ============   ============   ============   ============
Weighted average common shares outstanding            3,467,819      3,437,575      3,459,428      3,407,185
Weighted average common and common equivalent
shares outstanding                                    3,926,957      3,784,982      3,890,905      3,710,882

                              PACIFIC STATE BANCORP

                                 YIELD ANALYSIS

                  FOR QUARTER-TO-DATE ENDED SEPTEMBER 30, 2005

                                                 FOR THE THREE MONTHS ENDED                 FOR THE THREE MONTHS ENDED
                                                    ENDED SEPT 30, 2005                      ENDED SEPTEMBER 30, 2004
                                             --------------------------------------    ------------------------------------
                                                            INTEREST       AVERAGE                    INTEREST     AVERAGE
                                               AVERAGE      INCOME OR     YIELD OR       AVERAGE     INCOME OR    YIELD OR
                                               BALANCE       EXPENSE        COST         BALANCE      EXPENSE       COST
                                             ----------    ----------    ----------    ----------   ----------   ----------
ASSETS:
-------
Interest-earning assets:
Loans                                           220,066         4,836          8.72%      184,900        3,200         6.87%
Investment securities                            18,835           192          4.04%       16,076          139         3.36%
Federal funds sold                               11,531            84          2.89%       25,493           27         0.42%
Interest Bearing Deposits in Banks                  546             5          3.64%        2,000            5         0.99%
                                             ----------    ----------    ----------    ----------   ----------
        Total average earning assets            250,977         5,117          8.09%      228,469        3,371         5.85%

Non-earning assets:
Cash and due from banks                          14,281                                    12,769
Other assets                                     15,918                                     2,488
                                             ----------                                ----------
        Total average assets                    281,177                                   243,726
                                             ==========                                ==========
LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest-bearing liabilities:
Deposits

     Interest-bearing Demand                    103,358           595          2.29%       58,941          257         1.73%
     Savings                                      6,691             9          0.51%        6,936            5         0.27%
     Time Deposits                               77,217           595          3.06%       91,215          409         1.78%
     Other borrowing                              4,217           166         15.62%       13,775          132         3.80%

        Total average interest-bearing
        liabilities                             191,484         1,365          2.83%      170,867          803         1.86%

Noninterest-bearing liabilities:
     Demand deposits                             61,156                                    50,231
     Other liabilities                              169                                     7,557
                                             ----------                                ----------
        Total liabilities                       252,809                                   228,655
SHAREHOLDERS' EQUITY:                            19,215                                    15,072
                                             ----------                                ----------
Total average liabilities and
shareholders' equity                            272,024                                   243,726
                                             ==========                                ==========
                                                           ----------                               ----------
Net interest income                                             3,752                                    2,565
                                                           ==========                               ==========
Yield on interest-earning assets                                               8.09%                                   5.85%
Cost of funding interest-earning assets                                        2.16%                                   1.39%
                                                                         ----------                              ----------
Net interest margin                                                            5.93%                                   4.45%
                                                                         ==========                              ==========

                              PACIFIC STATE BANCORP

                                 YIELD ANALYSIS

                    FOR YEAR-TO-DATE ENDED SEPTEMBER 30, 2005

                                                    FOR THE NINE MONTHS ENDED               FOR THE NINE MONTHS ENDED
                                                      ENDED SEPT 30, 2005                    ENDED SEPTEMBER 30, 2004
                                             --------------------------------------    ------------------------------------
                                                            INTEREST       AVERAGE                    INTEREST     AVERAGE
                                               AVERAGE      INCOME OR     YIELD OR       AVERAGE     INCOME OR    YIELD OR
                                               BALANCE       EXPENSE        COST         BALANCE      EXPENSE       COST
                                             ----------    ----------    ----------    ----------   ----------   ----------
ASSETS:
-------
Interest-earning assets:
Loans                                           210,847        12,717          8.06%      173,780        9,094         7.00%
Investment securities                            17,977           482          3.58%       13,741          357         3.47%
Federal funds sold                                9,946           209          2.81%        5,264           42         1.07%
Interest Bearing Deposits in Banks                4,392           166          5.05%        3,111           15         0.64%
                                             ----------    ----------    ----------    ----------   ----------
        Total average earning assets            243,162        13,574          7.46%      195,896        9,508         6.49%

Non-earning assets:
Cash and due from banks                          14,044                                    11,222
Other assets                                     15,571                                    16,311
                                             ----------                                ----------
        Total average assets                    272,777                                   223,429
                                             ==========                                ==========
LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest-bearing liabilities:
Deposits

     Interest-bearing Demand                    103,122         1,733          2.25%       55,706          494         1.19%
     Savings                                      6,968            27          0.52%        6,478           11         0.23%
     Time Deposits                               74,139         1,445          2.61%       88,516        1,243         1.88%
     Other borrowing                             12,873           439          4.56%       13,964          346         3.31%

        Total average interest-bearing
        liabilities                             197,102         3,644          2.47%      164,664        2,094         1.70%
                                                                         ==========                              ==========
Noninterest-bearing liabilities:
     Demand deposits                             54,022                                    44,154
     Other liabilities                            3,547                                       278
                                             ----------                                ----------
        Total liabilities                       254,671                                   209,096
Shareholders' equity:                            18,106                                    14,333
                                             ----------                                ----------
Total average liabilities and
 shareholders' equity                           272,777                                   223,429
                                             ==========                                ==========

                                                           ----------                               ----------
Net interest income                                             9,930                                    7,414
                                                           ==========                               ==========

Yield on interest-earning assets                                               7.46%                                   6.49%
Cost of funding interest-earning assets                                        2.00%                                   1.43%
                                                                         ----------                              ----------
Net interest margin                                                            5.46%                                   5.06%
                                                                         ==========                              ==========

SAFE HARBOR: Except for historical information contained herein, the statements contained in this press release are forward-looking statements within the meaning of the "safe harbor" provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described from time to time in Pacific State Bancorp's Securities and Exchange Commission filings, including its Annual Reports on Form 10-K and quarterly reports on Form 10-Q. While the Company intends to trade on NASDAQ, there are no assurances of the effect, if any, that listing with NASDAQ may have upon trading in the Company's shares. Pacific State Bancorp disclaims any intent or obligation to update these forward-looking statements.